                                                                    Exhibit 10.1





                             FIRST AMENDMENT TO THE
                   COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN

         WHEREAS, CHS/Community Health Systems, Inc. (the "Company") has previously established and currently maintains the Community Health Systems, Inc. 401(k) Plan (the "Plan"); and

         WHEREAS, the Company has retained the right to amend the Plan in
Section 8.1 of the Plan; and

         WHEREAS, the Company wishes to amend the Plan as a result of certain technical corrections to the Economic Growth and Tax Relief Reconciliation Act of 2001 under the Job Creation and Worker Assistance Act of 2002, and as a result of other Internal Revenue guidance, effective as of January 1, 2002; and

         WHEREAS, the Company wishes to amend the definition of Compensation to clarify the exclusion of amounts received by a Plan Participant as severance pay, effective as of January 1, 2003; and

         WHEREAS, the Company wishes to amend the definition of Eligible Employees to clarify the exclusion of "non-benefited" and Leased Employees, effective as of January 1, 2003; and

         WHEREAS, the Company wishes to amend the definition of Normal Retirement Age, effective as of January 1, 2003; and

         WHEREAS, the Company wishes to amend the Plan to increase the maximum elective deferral percentage available under the Plan and allow catch-up contributions, effective as of January 1, 2004; and

         WHEREAS, the Board of Directors has approved of such changes to the Plan and this First Amendment.

         NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of the dates set forth herein:

         1. The first sentence of Section 1.10 of the Plan, "Compensation," is hereby deleted and replaced as follows, effective as of January 1, 2003:

                  "Compensation" with respect to any Participant means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and



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



                                                                    Exhibit 10.1






         reimbursements, or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c)) and excluding the following: (a) Employer contributions to a plan of deferred compensation that are not includible in the Participant's gross income for the taxable year in which contributed, Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option; (d) other amounts that received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant); and (e) amounts received as severance pay.

         2. The following paragraph shall be added as the second to the last paragraph of Section 1.17 of the Plan, "Eligible Employee," effective as of January 1, 2003:

                  Employees who are classified by the Employer as "non-benefited" employees and Leased Employees shall not be eligible to participate in this Plan.

         3. The first sentence of Section 1.41 of the Plan, "Normal Retirement Age," is hereby deleted and replaced as follows, effective as of January 1, 2003:

                  "Normal Retirement Age" means the Participant's 65th birthday, provided that, for Eligible Employees of Plateau Medical Center, such age shall be 59 1/2.

         4. Subsection (b) of Section 4.1 of the Plan, "Formula for Determining Employer Contribution," is hereby deleted and replaced as follows, effective as of January 1, 2004:

                  On behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a discretionary matching contribution that is a percentage of such Participant's Elective Contribution for such Plan Year that does not exceed 6% of the Participant's Compensation for the Plan Year. The Employer may allocate in its sole discretion and in a nondiscriminatory manner a different matching contribution for the Plan Year to Participants at each of its different facilities, as set forth in Exhibit B, as may be amended from time to time by the Administrator. Catch-up contributions made by a Participant pursuant to Section 4.2(k) of the Plan shall not be treated as part of such Participant's Elective Contribution for purposes of applying the Employer's discretionary matching contribution under this
         Section 4.1 (b).

         5. Subsection (a) of Section 4.2 of the Plan, Participant's Salary Reduction Election," is hereby deleted and replaced in its entirety as follows, effective as of January 1, 2004:



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



                                                                    Exhibit 10.1


                  Each Participant may elect to defer Compensation that would have been received in the Plan Year, but for the deferral election, by 1% up to 25%. A deferral election (or modification of an earlier election) may not be made with respect to Compensation that is currently available on or before the date the Participant executed such election. For purposes of this Section, Compensation shall be determined prior to any reductions made pursuant to Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee
         contributions described in Code Section 414(h)(2) that are treated as Employer contributions. The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

         6. Subsection (k) of Section 4.2 of the Plan, "Participant's Salary Reduction Election," is hereby added as follows, effective as of January 1, 2004:

                  Employees who are eligible to make Elective Deferrals under the Plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 410(b) or 416 by reason of the making of such catch-up contributions.

         7. The Plan is further amended as set forth in the attached
         Exhibit A.

         8. Except as otherwise provided in this First Amendment, the Plan shall remain in full force and effect.

         SIGNED this 1st day of December, 2003, effective as of the dates set forth herein.


                                              CHS/COMMUNITY HEALTH SYSTEMS, INC.

                                              By: /s/ LINDA K PARSONS
                                                  -------------------
                                              Title: VICE PRESIDENT
                                                     ----------------


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



                                                                    Exhibit 10.1





                             FIRST AMENDMENT TO THE

                   COMMUNITY HEALTH SYSTEMS, INC. 401(k) PLAN

                                    EXHIBIT A

         I. Adoption and effective date of amendment. This amendment of the Community Health Systems, Inc. 401(k) Plan (the "Plan") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the Job Creation and Worker Assistance Act of 2002, and other Internal Revenue Service guidance. This amendment is intended in part as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall be effective as of January 1, 2002, except as otherwise provided herein.

         II. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

         III. Hardship distributions. In the event a Participant has received a hardship distribution pursuant to Treasury Regulation 1.401(k)-l(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan for a period of twelve (12) months following the receipt of the distribution. Notwithstanding any provision of the Plan to the contrary, the dollar limitation under Code Section 402(g) shall not be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, contributed pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

         IV. Required Minimum Distributions.

         Section 1. General Rules

         1.1. Effective Date. The provisions of this Article IV shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

         1.2. Precedence. The requirements of this Article IV shall take precedence over any inconsistent provisions of the Plan.

         1.3. Requirements of Treasury Regulations Incorporated. All distributions required under this Article IV will be determined and made in accordance with the Treasury Regulations under section 401(a)(9) of the Internal Revenue Code.



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



                                                                    Exhibit 10.1

         Section 2. Time and Manner of Distribution.

         2.1. Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

         2.2. Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (a) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                  (b) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (c) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (d) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the Participant.

         For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

         2.3. Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with sections 3 and 4 of this Article IV. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury Regulations.



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



                                                                    Exhibit 10.1






         Section 3. Required Minimum Distributions During Participant's
Lifetime.

         3.1. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                  (a) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                  (b) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

         3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

         Section 4. Required Minimum Distributions After Participant's Death.

         4.1. Death On or After Date Distributions Begin.

                  (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                  (1) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (2) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                                                                    Exhibit 10.1





                  (3) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                  (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

         4.2. Death Before Date Distributions Begin.

                  (a) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in section 4.1.

                  (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the Participant.

         Section 5. Definitions.

         5.1. Designated Beneficiary. The individual who is designated as the beneficiary under the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-l, Q&A-4, of the Treasury Regulations.

         5.2. Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the Participant's first Distribution

                                                                    Exhibit 10.1


Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

         5.3. Life Expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury Regulations.

         5.4. Participant's Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the account balance as of dates in the Valuation Calendar Year after the valuation date and decreased by distributions made in the Valuation Calendar Year after the valuation date. The account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

         5.5 Required Beginning Date. The date specified in Section 6.5 of the Plan.



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